UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      January 26, 2004

NEOWARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21240	23-2705700

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Feheley Drive King of Prussia, Pennsylvania 19406

(Address of principal executive offices)

(Registrant’s telephone number including area code) (610) 277-8300

.

Item 5. Other Events.

     See Item 12 regarding a press release issued on January 26, 2004 announcing earnings for the Company’s fiscal second quarter ended December 31, 2003 attached as Exhibit 99.1.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	99.1	Press release announcing earnings for the Company’s fiscal second quarter ended December 31, 2003 dated January 26, 2004

Item 12. Results of Operations and Financial Condition.

     On January 26, 2004, Neoware Systems, Inc. (the “Company”) issued a press release announcing its results for the fiscal second quarter ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the information in the nine bullet points under “Financial Highlights,” and the Consolidated Balance Sheets, Consolidated Statements of Operations and Consolidated Statements of Cash Flows in the press release are filed for purposes of Section 18 of the Securities Exchange Act of 1934 in accordance with Item 5 and incorporated therein by reference. The balance of the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that instruction and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NEOWARE SYSTEMS, INC.

Dated: January 26, 2004	By:	/S/ Keith D. Schneck,

Keith D. Schneck, Executive Vice President and Chief Financial Officer